                                                                 Exhibit 10.4

                       AMENDED AND RESTATED TIMBERLANDS
                        LOAN AND MAINTENANCE AGREEMENT


                  AMENDED AND RESTATED TIMBERLANDS LOAN AND MAINTENANCE AGREEMENT dated as of November 24, 1997 between BEAR ISLAND TIMBERLANDS COMPANY, L.P., a Virginia limited partnership (the "Borrower"), and JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("John Hancock").

                                   RECITALS

                  The Borrower and John Hancock are parties to a Timberlands Loan and Maintenance Agreement dated as of July 12, 1988, as amended by First Amendment to Timberlands Loan and Maintenance Agreement dated as of July 6, 1993 and by Second Amendment to Timberlands Loan and Maintenance Agreement dated as of December 6, 1993 (the "Original Agreement"). The Borrower and John Hancock now wish to make certain changes to the Original Agreement and have agreed to amend and restate the Original Agreement in its entirety.

                                   AGREEMENT

                  The Borrower and John Hancock hereby agree that the Original Agreement is amended and restated in its entirety to read as follows from and after the date hereof:

SECTION 1.                   DEFINITIONS

                  1.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:

                  "Additional Timberlands": Timberlands which are from time to time added to the Existing Timberlands, as described in Section 7.8 hereof.

                  "Administrative Value": for each category of Merchantable Timber and Pre- Merchantable Planted Pine, the value per unit as set forth on
Schedule 1.

                  "Administrative Value of Timberlands": at any time, the Total Administrative Value minus the Escrow Amount.

                  "Affiliate": as to the Borrower, (a) any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, the Borrower, or (b) any Person who is a partner, stockholder, member, manager or employee (i) of the Borrower, or (ii) of any Person described in the preceding clause (a). For purposes of this definition, control of a Person shall mean (A) the power, direct or indirect, (i) to vote 35% or more of the ownership interests having ordinary voting power for the election of directors, managers or general partners of such Person or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise, or (B) the ownership, direct or indirect, of 35% or more of any ownership interests of such Person.


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                  "Agreement": this Amended and Restated Timberlands Loan and
Maintenance Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Borrower": Bear Island Timberlands Company, L.P., a Virginia limited partnership.

                  "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in Virginia are authorized or required by law to close.

                  "Code": the Internal Revenue Code of 1986, as amended from time to time.

                  "Commitment": John Hancock's obligation to make loans to the Borrower pursuant to this Agreement.

                  "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 414(b) or 414(c) of the Code.

                  "Condemnation": any taking of, or damage to, the Land or Timber or any interest therein under the exercise of the power of eminent domain, or any transfer of the Land or Timber, or any interest therein by sale in lieu of the exercise of such power.

                  "Contingent Obligation": as to any Person, any obligation of such Person guarantying or in effect guarantying any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business.

                  "Contractual Obligation": as to any Person, any provision of any security agreement issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Cord": a stack of roundwood having an overall volume of one hundred twenty-eight (128) cubic feet.

                  "Cutting Report": the report required by Section 5. 12.

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                  "DBH": with respect to Timber, the Diameter Breast Height or the diameter of any tree as measured at a point four and one-half feet above the ground.

                  "Deed of Trust": the Original Deed of Trust, as it has been amended by supplemental deeds of trust before the date hereof, and as amended by releases of portions of the property initially encumbered thereby before the date hereof, and as amended by the Deed of Trust Amendment, and as it may be further amended, supplemented or modified from time to time.

                  "Deed of Trust Amendment": the amendment to the Original Deed of Trust dated the date hereof reflecting the amendments made hereby to be recorded in all jurisdictions where the Land is located, being substantially in the form of Exhibit A hereto.

                  "Default": any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "Destroyed Timber": Timber which is (i) cut or removed by any Person other than a Person authorized by the Borrower, or (ii) which is lost, damaged or destroyed by fire, windstorm, Condemnation, disease, infestation, act of any Governmental Authority, war or third parties.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Escrow Account":  as defined in the Escrow Agreement.

                  "Escrow Agent":  as defined in the Escrow Agreement.

                  "Escrow Agreement": the Escrow Agreement dated as of December 6, 1993 among the Borrower, John Hancock and Crestar Bank, as amended by the Escrow Agreement Amendment.

                  "Escrow Agreement Amendment": the First Amendment to Escrow Agreement dated the date hereof, being substantially in the form of Exhibit B hereto.

                  "Escrow Amount":  as defined in the Escrow Agreement.

                  "Event of Default": any of the events specified in Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "GAAP": Generally Accepted Accounting Principles in the United States of America in effect from time to time.

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                  "General Partner": Brant-Allen Industries, Inc., the general partner of the Borrower.

                  "Governmental Authority": any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

                  "Hardwood Pulpwood": at any time, all hardwood trees, growing or standing, on the Timberlands at such time, measuring less than 12 inches DBH and hardwood cull trees, regardless of size, which are suitable only for pulpwood.

                  "Hardwood Sawtimber": at any time, all hardwood trees, growing or standing, on the Timberlands at such time, measuring not less than 12 inches DBH.

                  "Indebtedness": as to any Person, at a particular time, (a) all indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which such Person otherwise assures a creditor against loss, including, without limitation, accounts payable, accrued expenses and other current liabilities, and inter-company accounts, and (b) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, at such time.

                  "Interest Payment Date": the last day of each Interest
Period.

                  "Interest Period": a period beginning on the date of the first advance under the Note and ending three months thereafter, and successive periods of three months each, beginning on the last day of the preceding Interest Period, provided that (i) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and
(iii) any Interest Period which begins before the Maturity Date and would otherwise end after the Maturity Date shall end on the Maturity Date.

                  "International 1/4 Inch Log Rule": as defined or established by the United States Forest Service.

                  "Land": shall mean the parcels of real estate located in the Counties of Albemarle, Amelia, Buckingham, Caroline, Charles City, Chesterfield, Cumberland, Dinwiddie, Fluvanna, Goochland, Hanover, Louisa, New Kent, Nottoway, Orange, Powhatan,


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Prince George, Spotsylvania, and Surry, Virginia, listed on Exhibit A to the
Deed of Trust, as it may be amended from time to time, together with all easements, rights-of-way and appurtenances thereto belonging, including, without limitation, all reversionary interests therein and all right, title and interest of Borrower in and to the land lying in the bed of any street, road, avenue or alley, opened or proposed, which adjoins such real estate, except for any parcels released according to Section 7.8.

                  "Libor Rate": the interest rate per annum quoted in the "Money Rates" section of "The Wall Street Journal" two Business Days before the first day of each Interest Period as the three-month London Interbank Offered Rate; provided that if "The Wall Street Journal" no longer publishes such rates, the Libor Rate shall be the interest rate per annum quoted in another national publication selected by John Hancock as the three-month London Interbank Offered Rate.

                  "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

                  "Limited Partners": Dow Jones Virginia Company, Inc. and Newsprint, Inc., the limited partners of the Borrower.

                  "Loan Documents": this Agreement, the Note, the Security Documents and any other documents or certificates executed in connection therewith.

                  "MBF": one thousand (1,000) board feet as measured by the International 1/4 Inch Log Rule.

                  "Maturity Date": November __, 1999.

                  "Merchantable Timber": at any time, all Pine Pulpwood, Pine Sawtimber, Pine CNS, Hardwood Sawtimber and Hardwood Pulpwood which is at least fifteen (15) years old.

                  "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Net Principal Balance": at any time, the outstanding principal amount of the Note minus the Escrow Amount.

                  "Note": the replacement note to be executed and delivered by the Borrower in favor of John Hancock, dated the date hereof, in the original principal amount of $30,000,000.00, substantially in the form of Exhibit C attached hereto.


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                  "Original Deed of Trust": the Deed of Trust dated as of July
12, 1988, executed in counterpart originals by the Borrower, conveying certain property to certain trustees, for the benefit of John Hancock, as security for the Note and other obligations secured thereby, which is recorded in the Clerk's offices of the Circuit Courts of the following counties as indicated:
Albemarle County - Deed Book 1002, Page 358; Amelia County - Deed Book 169, Page 1: Appomattox County - Deed Book 176, Page 562; Brunswick County - Deed Book 232, Page 664; Buckingham County - Deed Book 153, Page 294; Caroline County - Deed Book 326, Page 223; Charles City County - Deed Book 93, Page
152; Chesterfield County - Deed Book 1958, Page 832; Cumberland County - Deed Book 170, Page 384; Dinwiddie County - Deed Book 265, Page 263; Fluvanna
County Deed Book 191, Page 522; Goochland County - Deed Book 228, Page 386; Greensville County - Deed Book 165, Page 623; Hanover County - Deed Book 727, Page 288; Louisa County - Deed Book 341, Page 667; Lunenburg County - Deed
Book 178, Page 582; New Kent County - Deed Book 145, Page 187; Nottoway County
- Deed Book 250, Page 483; Orange County - Deed Book 412, Page 102; Powhatan County - Deed Book 202, Page 416; Prince Edward County - Deed Book 245, Page 212; Prince George County - Deed Book 308, Page 392; Spotsylvania County -
Deed Book 799, Page 265; Stafford County - Deed Book 624, Page 408; Surry County - Deed Book 110, Page 761; Sussex County - Deed Book 116, Page 591.

                  "Partners": Dow Jones Virginia Company, Inc., a Delaware corporation and a wholly owned subsidiary of Dow Jones & Company, Inc.; Newsprint, Inc., a Virginia corporation and a wholly owned subsidiary of The Washington Post Company; and BrantAllen Industries, Inc., a Delaware corporation.

                  "Partners' Equity": at any time, an amount equal to the assets of the Borrower minus the liabilities of the Borrower, determined in accordance with GAAP.

                  "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

                  "Person": an individual, a partnership, a corporation, a limited liability company, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a Governmental Authority or any other entity of whatever nature.

                  "Pine CNS:" at any time, all pine trees, growing or standing, on the Timberlands at such time, measuring not less than nine (9) inches DBH and not more than eleven and one-half (11.5) inches DBH.

                  "Pine Pulpwood": at any time, all pine trees, growing or standing, on the Timberlands at such time, measuring less than nine (9) inches DBH and pine cull trees, regardless of size, which are suitable only for pulpwood.

                  "Pine Sawtimber": at any time, all pine trees, growing or standing, on the Timberlands at such time, measuring greater than eleven and one-half (11.5) inches DBH.



                                       6

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                  "Plan": any plan of a type described in Section 4021 (a) of
ERISA in respect of which the Borrower or a Commonly Controlled Entity is an "employer", as defined in Section 3(5) of ERISA.

                  "Planted Pine": growing or standing pine trees on the Timberlands (i) which have been planted in accordance with standards and practices followed generally by pulp and paper companies in planting pine on their own pine growing lands in the same area, (ii) which have a stocking of no less than 300 stems per acre, and (iii) which are not Destroyed Timber.

                  "Pre-Merchantable Planted Pine": at any time, all Planted Pine which is less than fifteen (15) years old, at such time, categorized by age, as follows: 0-4 years old; 5-9 years old; and 10-14 years old.

                  "Reportable Event": any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

                  "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws, Partnership Agreement and Partnership Certificate, Articles of Organization and Operating Agreement or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

                  "Responsible Officer": the Chairman, the President or any Vice President of the General Partner or, with respect to financial matters, the chief financial officer of the Borrower or such other person designated by John Hancock and the Borrower, in writing.

                  "Security Agreement": the Security Agreement and Assignment of Contracts dated as of July 12, 1988 executed and delivered by the Borrower in favor of John Hancock, as amended by the Security Agreement Amendment, as it may be further amended, supplemented or otherwise modified from time to time.

                  "Security Agreement Amendment": the First Amendment to Security Agreement and Assignment of Contracts dated as of the date hereof, being substantially in the form of Exhibit D hereto.

                  "Security Documents": the collective reference to the Security Agreement, the Deed of Trust, the Escrow Agreement, and all additional deeds of trust, security agreements and pledge agreements as may from time to time be delivered by the Borrower to John Hancock pursuant hereto; individually, a "Security Document".

                  "Stumpage Contracts": all contracts for the sale of Timber with the accompanying right to enter on the Timberlands to cut and remove such Timber.



                                       7

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                  "Timber": all Pine CNS, Pine Pulpwood, Pine Sawtimber,
Hardwood Pulpwood, Hardwood Sawtimber and Pre-Merchantable Planted Pine.

                  "Timber Cruise": an estimation of Pre-Merchantable Planted Pine and Merchantable Timber quantities and condition performed using approved forestry methods and using such forestry sampling methods as are necessary to produce accuracy within ten percent (10%) with at least a ninety-five percent (95%) confidence level for each of the three quadrants.

                  "Timberlands": all tracts or parcels of Land other than parcel 4 of tract DN- 157 and parcel 2 of tract PO-039.

                  "Toronto-Dominion Guarantee": the Guarantee dated as of December 1, 1997 to be executed and delivered by the Borrower in favor of Toronto-Dominion Bank (Texas), Inc., as administrative agent, pursuant to the Credit Agreement dated as of December 1, 1997 among the General Partner, T.D. Securities (USA), Inc., the lenders party thereto from time to time and Toronto-Dominion Bank (Texas), Inc. as administrative agent.

                  "Total Administrative Value": at any time, the sum of: (i) the number of acres of Land at such time multiplied by $150; plus (ii) as to all categories of Pre- Merchantable Planted Pine, the sum of the number of acres of each category thereof at such time multiplied by its respective Administrative Value per acre for such category; plus (iii) as to all categories of Merchantable Timber, the sum of the volumes of each category at such time multiplied by its respective Administrative Value; plus (iv) the Escrow Amount.

                  "Withdrawal Liability": at a particular date, the aggregate liability of the Borrower or any Commonly Controlled Entity (regardless of the date of payment) to any Multiemployer Plans pursuant to ss.4201 of ERISA if, on such date, the Borrower or any Commonly Controlled Entity were to withdraw from such Plans.

                  1.2    Other Definitional Provisions.

                           (a) All terms defined in this Agreement shall have
these defined meanings when used in the Note, the Security Documents and in any certificate or other document made or delivered pursuant hereto or thereto, unless otherwise defined therein.

                           (b) As used herein and in the Note, and any
certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower not defined in subsection 1.1, and accounting terms partly defined in subsection 1.1 to the extent not defined, shall have the respective meanings given to them under GAAP.

SECTION 2.        AMOUNT AND TERMS OF COMMITMENT

                  2.1  Loan Commitment.




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                  Subject to the terms and conditions hereof, John Hancock
agrees to make a loan to the Borrower in an aggregate principal amount not to exceed $30,000,000.

                  2.2 Note. The loan made by John Hancock pursuant hereto shall be evidenced by the Note, payable to the order of John Hancock, representing the obligation of the Borrower to pay the aggregate unpaid principal amount of the loan made by John Hancock, with interest accrued thereon. The Note shall (a) be dated the date hereof; (b) be stated to mature on the Maturity Date; (c) bear interest from the date hereof on the unpaid principal amount thereof until such amount shall become due and payable, as described in subsection 2.3; (d) provide that interest will be payable quarterly as described in subsection 2.3; and (e) provide that principal will be payable on the Maturity Date. The Note shall be secured by the Security Documents.

                  2.3 Interest. The Note will bear interest on the unpaid principal amount thereof for each day during each Interest Period applicable thereto at a rate per annum equal to the Libor Rate plus 175 basis points, payable on each Interest Payment Date and on the Maturity Date. The interest rate on the Note will be fixed for each Interest Period. After any amount on the Note becomes due and payable, (whether on the Maturity Date, by acceleration or otherwise) and after any applicable grace period has expired it shall bear interest at a rate per annum equal to two percent (2%) above the rate otherwise applicable until paid in full (both before and after judgment). Interest and fees shall be calculated on the basis of a 360-day year for the actual days elapsed.

                  2.4 Prepayment. The Note may be prepaid in whole or in part on any Interest Payment Date. The Note may not be prepaid on any date other than an Interest Payment Date.

                  2.5 Disbursements and Payments. All proceeds of the loan shall be disbursed by John Hancock to the Borrower. Each payment by the Borrower on account of principal, interest and fees with respect to the loan shall be made to John Hancock. All payments (including prepayments) by the Borrower on account of principal, interest, penalties and fees shall be made without set-off or counterclaim to John Hancock at the office of John Hancock's Service Center at 1605 South State Street, Suite 106, Champaign, Illinois 61820- 7237, telefax number (217) 356-1031, in lawful money of the United States of America and in immediately available funds.

                  2.6 Use of Proceeds. The proceeds of the loan made hereunder shall be used by the Borrower to refinance the loan from John Hancock to the Borrower made pursuant to the Original Agreement and to pay the fee required by Section 4.17 hereof.

SECTION 3.        REPRESENTATIONS AND WARRANTIES

                  In order to induce John Hancock to enter into this Agreement and to make the loans herein provided for, the Borrower hereby covenants, represents and warrants to John Hancock that:






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                  3.1 Title to, Condition and Value of Timber. The Borrower
has good and marketable title to the Timber and the Land, free and clear of all liens, encumbrances, pledges, leases, contracts and rights of third parties, except for matters which are stated as exceptions to title permitted by Section 4.13 hereof. The Borrower hereby warrants that, to the best of its knowledge, the Timber is in good condition, is marketable and is substantially free from pests, blight, fungus, disease or other infestation and from any other condition which would impair its value. The Borrower hereby warrants that it has the right to receive from the date hereof all proceeds for the payment for Timber under the Stumpage Contracts. The Total Administrative Value as of July 1, 1997 is shown on Schedule 1 attached hereto.

                  3.2 Existence; Compliance with Law. The Borrower (a) is a limited partnership duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, (b) has the power and authority to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign limited partnership and is in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Borrower and could not materially adversely affect the ability of the Borrower to perform its obligations under the Agreement, the Note, and the Security Documents and to effectuate the transactions contemplated hereby and thereby. Each of the Partners is a corporation duly organized and in good standing under the laws of its state of incorporation.

                  3.3 Power; Authorization; Enforceable Obligations. The Borrower has the power and authority to make, deliver and perform this Agreement, the Note, and the Security Documents, to borrow hereunder and to effectuate the transactions contemplated hereby and has taken all necessary action to authorize the borrowings on the terms and conditions of this Agreement and the Note, and to grant the mortgage liens and security interests pursuant to the Security Documents and to authorize the execution, delivery and performance of this Agreement, the Note, and the Security Documents. No consent or authorization of, filing with, or other act by or in respect of any Person or any Governmental Authority, is required or advisable in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement, the Note, and the Security Documents. This Agreement, the Note and each Security Document have been duly executed and delivered on behalf of the Borrower, and this Agreement, the Note and each Security Document constitute a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  3.4 No Legal Bar. The execution, delivery and performance of this Agreement, the Note, and the Security Documents and the borrowings hereunder, the use of the proceeds thereof and the granting of the Liens pursuant to the Security Documents will not violate any

Requirement of Law or any Contractual Obligation of the Borrower, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation except as permitted in subsection 6.2 hereof.

                  3.5 No Material Litigation. No litigation, investigation or proceeding of, or before, any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or against any of its properties or revenues (a) with respect to this Agreement, the Note, any of the Security Documents or any of the transactions contemplated hereby or thereby, or (b) which could have a material adverse effect on the business, operations, property or financial or other condition of the Borrower.

                  3.6 No Default. The Borrower is not in Default under or with respect to any Contractual Obligation in any respect which could be materially adverse to the business, operations, property or financial or other condition of the Borrower, or which could materially adversely affect the ability of the Borrower to perform its obligations under this Agreement, the Note, or any of the Security Documents. No Default or Event of Default has occurred and is continuing.

                  3.7 Ownership of Property; Liens. The Borrower has good record and marketable title in fee simple to all its real property, and good title to all its other property, and none of such property is subject to any Lien, except as permitted by Sections 4.11 and 6.2 hereof. The Borrower has not created or allowed any Liens (except as permitted by Section 6.2 hereof) on the Land or the Timberlands since July 12, 1988.

                  3.8 No Burdensome Restrictions. No Contractual Obligation of the Borrower and no Requirement of Law materially adversely affects, or insofar as the Borrower may reasonably foresee may so affect, the business, operations, property or financial or other condition of the Borrower.

                  3.9 Taxes. The Borrower has filed or caused to be filed all tax returns which to the knowledge of the Borrower are required to be filed, and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority; and no tax liens have been filed and, to the knowledge of the Borrower, no claims are being asserted with respect to any such taxes, fees or other charges except for Liens for property taxes not yet due.

                  3.10 Federal Regulations. The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of the loan hereunder will be used for "purchasing" or "carrying" any margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors.

                  3.11 ERISA. No prohibited transaction or accumulated funding deficiency (each as defined in Section 8(h)) or Reportable Event has occurred with respect to any Plan. The present value of all benefits vested under all Plans does not exceed the value of the assets of such Plans allocable to such vested benefits. None of the Plans is a Multiemployer Plan.

                  3.12 Investment Company Act. The Borrower is not an "investment company" or a company "control led" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  3.13 Patents, Copyrights. Permits, Licenses. Trademarks and Leases. The Borrower owns all of the patents, trademarks, permits, service marks, trade names, copyrights and licenses, or rights with respect to the foregoing, and all material leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which might result in a material adverse effect on the business, operations, property or financial or other condition of the Borrower.

                  3.14 The Security Documents. The provisions of the Deed of Trust and the Security Agreement are effective to create, in favor of John Hancock, a legal, valid and enforceable Lien on the collateral described therein. The Deed of Trust and the Security Agreement constitute a fully perfected first lien on, and security interest in, all right, title and interest of the Borrower in such collateral, superior in right to any Liens which the Borrower or any third person may have against such collateral or interests therein (except as permitted by Section 6.2 hereof), subject to the encumbrances and exceptions to title approved by John Hancock in accordance with Section 4.11 hereof.

SECTION 4.        CONDITIONS PRECEDENT

                  The obligation of John Hancock to make the loan described hereunder is subject to the satisfaction of the following conditions precedent on or before the date hereof:

                  4.1 Note. John Hancock shall have received the Note conforming to the requirements hereof, duly executed and delivered by a duly authorized officer of the Borrower.

                  4.2 Legal Opinion of Counsel. John Hancock shall have received an executed legal opinion of Mays & Valentine, L.L.P., counsel to the Borrower, dated the date hereof and addressed to John Hancock, substantially in the form of Exhibit E hereto and covering such other matters incidental to the transactions contemplated hereby as John Hancock may reasonably require and being satisfactory in form and substance to John Hancock.

                  4.3 Authority. John Hancock shall have received a copy of the resolutions (in form and substance satisfactory to John Hancock) of the Borrower and of the board of directors of each of the Partners authorizing (i) the execution, delivery and performance of this Agreement by the Borrower, (ii) the consummation of the transactions contemplated hereby, (iii) the borrowings herein provided for and the granting of the Liens and security interests pursuant to the Security Documents, and
(iv) the execution, delivery and performance by the Borrower of the Note, the Security Documents and the other documents provided for in this Agreement, certified by General Partner or the Secretary or the Assistant Secretary of each of the Partners, as the case may be, as of the date hereof. Such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date of such certificate.

                  4.4  Intentionally omitted.

                  4.5 Incumbency Certificate of the Borrower. John Hancock shall have received a certificate signed by all of the Partners, dated the date hereof, as to the incumbency and signature of each officer of the Partners executing any Loan Document or certificate or other document to be delivered pursuant hereto.

                  4.6 No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any Governmental Authority shall have been commenced, no investigation by any Governmental Authority shall have been threatened, against the Borrower seeking to restrain, prevent or change the transactions contemplated by this Agreement in whole or in part or questioning the validity or legality of the transactions contemplated by this Agreement or seeking damages in connection with such transactions.

                  4.7 Security Agreement. John Hancock shall have received the Security Agreement, including the Security Agreement Amendment, duly executed and delivered by a duly authorized Responsible Officer of the Borrower.

                  4.8 Deed of Trust. John Hancock shall have received (a) the Original Deed of Trust, executed, acknowledged and delivered by a duly authorized Responsible Officer of the Borrower and recorded in the appropriate jurisdictions, and (b) the Deed of Trust Amendment, executed, acknowledged and delivered by a duly authorized Responsible Officer of the Borrower in nineteen
(19) counterparts and either (i) recorded in the appropriate jurisdictions or
(ii) accompanied by a signed commitment satisfactory to John Hancock from the title insurance company referred to in Section 4.11 insuring title through the date of recordation.

                  4.9 Escrow Agreement. John Hancock shall have received the Escrow Agreement, including the Escrow Agreement Amendment, duly executed and delivered by the parties thereto.

                  4.10 Filings, Registrations and Recordings. Any documents (including, without limitation, Uniform Commercial Code financing statements) required to be filed, registered or recorded in order to create, in favor of John Hancock, a perfected first Lien on the collateral described in the Security Documents shall have been properly filed, registered or recorded in each office in each jurisdiction in which such filings, registrations and recordations are required; John Hancock shall have received acknowledgment copies of all such filings, registrations and recordations stamped by the appropriate filing, registration or recording officer; and John Hancock shall have received evidence that all necessary filing, subscription and inscription fees and all recording and other similar fees, and all taxes and other expenses related to such filings, registrations and recordings have been paid in full by or on behalf of the Borrower.

                  4.11 Title Insurance Policies. (a) John Hancock shall have received for the Original Deed of Trust a mortgagee's title policy or policies of insurance satisfactory to John Hancock, as endorsed prior to the date hereof.

                  (b) John Hancock shall have received a further endorsement to the title insurance policy or policies referred to in Section 4.11(a) which shall (i) insure the supplemental deeds of trust recorded since July 12, 1988;
(ii) insure the Deed of Trust Amendment; and (iii) insure that the Deed of Trust is a first priority Lien on the Land.

                  4.12 Copies of Documents. John Hancock shall, to the extent requested by John Hancock, have received certified copies of all recorded documents referred to, or listed as exceptions to title in, the title policy referred to in Section 4.11(a) above and copies, certified by such parties as John Hancock may deem appropriate, of all other documents affecting the properties covered by the Deed of Trust.

                  4.13 Consents, Licenses, Approvals, etc.. John Hancock shall have received certified true copies of all consents, licenses and approvals, required or advisable in connection with the execution, delivery, performance, validity and enforceability of this Agreement, the Note and the Security Documents, and such consents, licenses and approvals shall be in full force and effect and be satisfactory in form and substance to John Hancock.

                  4.14 No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing hereunder after giving effect to the making of the loan hereunder.

                  4.15 Additional Information. John Hancock shall have received such additional information and materials which it shall have reasonably requested, including, without limitation, copies of any debt agreements, security agreements and other material contracts.

                  4.16 Additional Matters. All partnership, corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by this Agreement, the Note, and the Security Documents shall be reasonably satisfactory in form and substance to John Hancock and its counsel.

                  4.17 Fee. John Hancock shall have received a fee in the amount of $2,313,385.36 in consideration of its agreement to enter into this Agreement and for costs incurred.

SECTION 5.        AFFIRMATIVE COVENANTS

                  The Borrower hereby agrees that, so long as the Commitment remains in effect, the Note remains outstanding and unpaid or any other amount is owing to John Hancock hereunder, the Borrower shall:

                  5.1  Financial Statements.  Furnish to John Hancock:

                         (a) As soon as available, but in any event within one
hundred twenty (120) days after the end of the fiscal year of the Borrower, a copy of the balance sheet of the Borrower as at the end of such year and the related statements of income and retained earnings and Partners' Equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, certified without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants who are members of the American Institute of Certified Public Accountants and who are of nationally recognized standing acceptable to John Hancock and certified by a Responsible Officer;

                         (b) As soon as available, but in any event not later
than forty-five (45) days after the end of each semi-annual period of the Borrower, the unaudited balance sheet of the Borrower as at the end of each such semi-annual period, and to the extent practicable, the related unaudited statements of income and retained earnings and Partners' Equity and cash flows of the Borrower for such semi-annual period, setting forth in each case, to the extent practicable, in comparative form the figures for the previous comparable period, certified by a Responsible Officer (subject to normal year-end adjustments); all such financial statements to be complete and correct in all material respects and be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods.

                  5.2    Certificates: Other Information.  Furnish to John
                         Hancock:

                         (a) Concurrently with the delivery of the financial
statements referred to in Section 5.1(a) above, a report from the independent certified public accountants of the Borrower providing that they are familiar with the financial provisions of the loan contemplated herein and that, solely with respect to such financial provisions, in connection with their examination of the financial statements nothing came to their attention that caused them to believe that a Default or Event of Default had occurred, except as specified in such report;

                         (b) Concurrently with the delivery of the financial
statements referred to in Sections 5.1(a) and (b) above, a certificate of a Responsible Officer of the Borrower stating that, to the best of such officer's knowledge, the Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement, the Note and the Security Documents to be observed, performed or satisfied by them, and that such officers have obtained no knowledge of any Default or Event of Default except as specified in such certificate; and

                         (c) Promptly, such additional financial and other
information as John Hancock may from time to time reasonably request.

                  5.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its Indebtedness and other obligations of whatever nature, except, in the case of such other obligations, when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower.

                  5.4 Conduct of Business and Maintenance of Existence. Engage in the business of silviculture, and preserve, renew and keep in full force and effect its existence as a limited partnership (provided that the Borrower may convert to a limited liability company), without materially amending its organizational documents, and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Borrower.

                  5.5 Maintenance of Property. Insurance. Keep all property useful and necessary in its business in good working order and condition, normal wear and tear excepted; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, designating John Hancock as loss payee, where applicable.

                  5.6 Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of John Hancock to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, properties and financial and other condition of the Borrower with officers and employees of the Borrower and with its independent certified public accountants.

                  5.7  Notices.  Promptly give notice to John Hancock:

                         (a)  Of the occurrence of any Default or Event
of Default;

                         (b) Of any (i) Default or Event of Default under any
Contractual Obligation of the Borrower or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower and any Governmental Authority, which in either case could have a material adverse effect on the business, operations, property or financial or other condition of the Borrower;

                         (c) Of any litigation or proceeding affecting the
Borrower in which the amount involved is $50,000 or more and not fully covered by insurance or in which injunctive or similar relief is sought and of any material adverse development in such litigation or proceeding;

                         (d) Of the following events, as soon as possible and
in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, or (ii) the institution of proceedings or the taking or expected taking of any other action by PBGC or the Borrower or any Plan, and in addition to such notice, deliver to John Hancock whichever of the following may be applicable: (A) a certificate of the chief financial officer of the Borrower setting forth details as to such Reportable Event and the action that the Borrower or Commonly Controlled Entity proposes to take with respect thereto, together with a copy of any notice of such Reportable Event that may be required to be filed with PBGC, or (B) any notice delivered by PBGC evidencing its intent to institute such proceedings or any notice to PBGC that such Plan is to be terminated, as the case may be;

                         (e) Of a material adverse change in the business,
operations, property or financial or other condition of the Borrower;

                         (f) Of any amendment to the Borrower's organizational
documents; and

                         (g) Of any (i) material damage to or destruction of
all or any substantial part of the Land or Timber, (ii) Condemnation of all or any part of the Land or Timber, (iii) loss of all or any part of the Land or Timber because of failure of title, or (iv)

commencement of any proceeding or negotiation which might result in a material Condemnation or loss with respect to the tract of Land involved.

                  Each notice pursuant to this subsection shall be accompanied by a statement of the chief executive officer or chief financial officer of the Borrower (or, in the case of subsection (g) above, of the woodlands manager of Borrower) setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto. For all purposes of clause (d) of this subsection, the Borrower shall be deemed to have knowledge of all facts attributable to the administrator of such Plan.

                  5.8 Stumpage Contracts. Fifteen days before execution thereof, deliver to John Hancock a copy of any Stumpage Contracts for the sale or cutting of Timber in excess of $250,000.

                  5.9 Further Assurances. Execute and file all such further instruments, and perform such other acts, as John Hancock may determine are necessary or advisable to maintain the first priority of the Liens of the Security Documents in all property subject thereto.

                  5.10 General Timber Management Obligations. Operate the Timberlands for their highest and best use as such, having due regard to soil conditions, stand arrangements and other factors relevant to the conduct of sound silvicultural and harvesting practices. The Borrower further covenants and agrees:

                         (a) Harvesting Operations and Thinning. Any
intermediate harvesting of Timber shall be carried out in a manner reasonably calculated to produce the maximum growth, consistent with the production of the highest quality and greatest quantity of Merchantable Timber, and all harvesting shall be carried on in a manner calculated fully to preserve the security afforded to John Hancock by the Timberlands and the Timber within the Timberlands. All cutting operations shall be conducted in such a manner as to realize the greatest return from the individual tree and from the timber stand, to effect suitable utilization of the Timberlands, to assure the early and complete regeneration of stands of desirable timber, and to bring about their optimum development both as to growth and quality. Trees shall be cut as close to the ground as practicable in order to leave the lowest stump, with jump-butting to be used when necessary; all desirable trees which are not at the time harvested, including young trees, shall be protected against unnecessary injury from felling, skidding and hauling to the extent practicable; and all measures reasonably practicable shall be used to prevent soil erosion including the proper location of skidways and roads.

                         (b) Restrictions on Grazing and Use of Fire. The
Borrower shall not permit grazing of livestock on the Timberlands in such a way as to be injurious to forest regeneration, soils or forest growth, or use of fire for eradication of noxious growth or for any other reason whatsoever except with John Hancock's prior written consent; provided, however, application of fire in a controlled manner for the benefit of Timber production
("prescribed burning") may be utilized in the management of the Timberlands if
(i) local fire protection agencies are notified and all fire protection and other applicable laws are followed, (ii) appropriate equipment and trained personnel are available and utilized, (iii) fire is applied only when weather conditions are favorable, and (iv) the prescribed burning area is isolated from other areas by appropriate natural or man-made fire breaks.

                         (c) Salvage. To the extent economically feasible, all
trees which are dead, diseased, fallen or otherwise damaged by casualty, shall be salvaged and harvested in accordance with sound silvicultural practices and shall be reported in the Cutting Reports.

                         (d) Fire Protection. That all measures shall be taken
which are reasonably necessary to protect the Timberlands and the Timber thereon from loss by fire, which measures shall be at least equal to fire-control practices generally followed on timberproducing property in the same general area, including the adoption of suitable prevention and control measures, the maintenance of adequate fire-fighting equipment, proper disposal of slash and slabs, and full cooperation with local, state and federal agencies on matters of fire prevention and control.

                         (e) Maintenance of Roads. An adequate system of roads
and roadways shall be maintained in such a manner as to permit access of mobile fire-fighting equipment to all parts of the Timberlands.

                         (f) Regeneration. Except for Timberlands selected by
the Borrower to be sold for uses other than for forestry purposes, which shall not exceed a maximum of 4,500 acres at any one time, all reasonable measures shall be taken to insure proper regeneration of Planted Pine on the Timberlands. Each area which is clear-cut and each area without adequate seed source which is suitable for growing Pine Timber shall be siteprepared and replanted in pine seedlings using to the extent available the most superior type. All such clear-cut areas suitable for growing Timber shall be site-prepared and replanted within 18 months of such clear cutting. In other areas when regeneration is not accomplished by natural means within a reasonable time, the Borrower shall institute and maintain a planting program designed adequately to reforest such land.

                         (g) Control of Disease and Insects. There shall be
maintained at all times in accordance with sound silvicultural practices all reasonable and effective measures to prevent the development of and to control the spread of disease and insect infestation on the Timberlands, including, but not limited to, the shifting of logging operations to remove diseased or insect-infested trees and other trees threatened with disease or insect infestation, and all such other accepted forest sanitation and control measures as are necessary to prevent the development and spread of disease and insect infestation.

                         (h) Trespass. The Timberlands shall be marked to
indicate the boundaries thereof in a conspicuous manner satisfactory to John Hancock; such markings shall be renewed from time to time as may be necessary clearly to maintain public notice of boundaries; and the Borrower shall cause the Timberlands to be inspected for the purpose of preventing trespass of any type or nature, including unauthorized cutting of Timber.

                         (i) Contracts. No contracts or agreements (whether
written or oral) for the lease, sale or disposition of Timber wherein third parties are granted the privilege of entry upon the Timberlands for cutting and removal of Timber or the use, care, management, or sale of all or part of the Timberlands have or shall be made without the prior written approval of John Hancock; provided, however, that so long as neither a Default nor an Event of Default is in existence, no prior written approval of John Hancock shall be required for contracts or agreements which are subordinate to the Deed of Trust and to John Hancock's rights under this Agreement wherein third parties are granted the privilege of entry upon the Timberlands (a) for the purpose of cutting or removing Timber for sale, consumption or processing by the Borrower, or (b) for the purpose of cutting or removing Timber sold by the Borrower to such third parties or to others at prevailing market prices under contracts or agreements which have a non-cancelable term (including renewal options) not in excess of 24 months.

                  5.11 Timber Cruises and Growth Studies. (a) Within ninety
(90) days after the date hereof, deliver to John Hancock a timber check cruise of the Timberlands by Canal Forest Resources or other consultant selected by and representing John Hancock, to verify the volume of Timber.

                         (b) Cause to be prepared by a reputable, independent
forestry firm satisfactory to John Hancock, on or before November 30, 1998 and annually thereafter during the term of the loan made hereunder, detailed reports showing the reports of a recent Timber Cruise of twenty percent (20%) of the Timberlands, the remaining Timber inventory thereon (including the ages of Pre-Merchantable Planted Pine thereon broken down into the number of acres by age class) and a Timber growth projection with respect thereto for each of the five (5) years immediately following the date of such report. The particular twenty percent (20%) of the Timberlands to be cruised during each year shall be so planned and arranged, all in a manner satisfactory to John Hancock, that within any period of five (5) years all of the Timberlands shall have been cruised and reported upon. The report of the results of all Timber Cruises shall be in form satisfactory to John Hancock and shall show all volumes in cords and shall show the volumes of each category of Merchantable Timber and acreage of Pre-Merchantable Planted Pine on the Timberlands and the Total Administrative Value of the Timberlands cruised, using the format and unit values set out in Exhibit F.

                         5.12 Semi-Annual Cutting Reports. Furnish John
Hancock, on or before the 30th day following the end of each June and December, a report (a) showing the following information for the prior semi-annual period: (i) the volumes of all Merchantable Timber, by category, cut or removed from the Timberlands (including Timber deemed cut or removed under Section 7.5 hereof) with such volumes being calculated in accordance with the provisions of Section 7.6 hereof and with such volumes being shown in cords; (ii) the number of acres of the Timberlands on which cutting in the form of harvest cutting leaving seed trees or clear cutting or cut to be held for sale was conducted, with the number of acres for each such form of cutting being separately stated and the location of the acreage for each such form of cutting being identified according to the description of parcels used in the Deed of Trust; (iii) the number of acres of the Timberlands which contain Destroyed Timber (and, in the case of Destroyed Timber which is Pre-Merchantable Planted Pine, the acreage thereof for each category of Pre-Merchantable Planted Pine) with the number of acres lost or destroyed by each cause being separately stated, the location of the acreage lost or destroyed by each cause being identified according to descriptions and the approximate date of destruction; (iv) the number of acres of the Timberlands which were site-prepared and replanted in pine seedlings, with their location being identified according to such descriptions; (v) a description of all improvements made on the Timberlands (including, but not limited to, all buildings, forest roads and clearings or thinnings for sale other than for forestry purposes) and the acres affected by each such improvement, with the location of such improvements and acres being identified according to said descriptions; and (vi) such other information as John Hancock may specify from time to time with respect to the management of and activities on the Timberlands, and (b) including a report of the Total Administrative Value as of the end of such semi-annual period in the form of Exhibit G hereto. The Borrower shall also furnish with such semi-annual report maps satisfactory to John Hancock showing the location of the parcels on which the cutting, loss or destruction, site preparing and replanting and improvements reported on by the Borrower occurred or were made. Semi-annual reports may be prepared by the Borrower's own foresters, but, in such case, John Hancock shall have the option to have such reports verified by an independent forestry firm at the Borrower's expense, which verification may include investigation and observation of on-site conditions in a manner as complete as that required for an original report; provided, however, that such option shall not be unreasonably exercised unless at John Hancock's expense. Acreages reported in such reports may be estimated from aerial photographs, cruise maps or by other reasonable means, and need not be verified by survey.

                  5.13   Insurance.

                         (a) Maintain, at its expense and for the benefit of
John Hancock, such insurance policies with respect to the Land, Timberlands and its other properties as John Hancock may reasonably require, including, without limitation, the types of insurance listed below:

                         (i) Insurance against liability for bodily injury (and death resulting therefrom) to the extent of at least $1,000,000 per person and $2,000,000 per occurrence. If coverage for injury to employees of the Borrower is excluded under any such liability policy, it shall be provided under an employer's liability portion of the workers' compensation policy or an employer's stop-gap endorsement; and

                         (ii) Insurance against liability for damage to
property to the extent of at least $500,000 per occurrence;

                         (b) The policies of insurance which the Borrower is
required to carry pursuant to the provisions of Section 5.13(a) shall comply with the requirements listed below:

                         (i) Each such policy shall provide that it may not be cancelled, modified or allowed to lapse at the end of a policy period without at least thirty (30) days prior written notice to John Hancock; and

                         (ii) Each liability insurance policy shall name John Hancock as an additional insured; and

                         (iii) Each insurance policy shall be written by an insurer acceptable to John Hancock; and

                         (iv) In the event of loss the Borrower shall use its best efforts to collect the maximum amount due under any policy of insurance of which it is the beneficiary.

                         (c) The Borrower shall deliver to John Hancock
originals or certified copies of all policies of insurance it is required to maintain. John Hancock may, at its option, accept certificates of insurance issued by insurers in lieu of policies, but John Hancock may, at any time, require the delivery to it of the policies themselves and such other documents as John Hancock may require to satisfy itself that the insurance maintained by the Borrower complies with the requirements of this Section 5.13.

                  5.14 Title Policy Endorsement. On or before January 31, 1998, deliver to John Hancock an endorsement to or a restatement of the title policy or policies referred to in Section 4.11, which will contain updated and correct legal descriptions for the Land, and list all exceptions to title, all in form and substance acceptable to John Hancock.

SECTION 6.        NEGATIVE COVENANTS

                  The Borrower hereby agrees that, so long as the Commitment remains in effect or the Note remains outstanding and unpaid or any other amount is owing to John Hancock hereunder, the Borrower shall not, directly or indirectly without John Hancock's consent:

                  6.1 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness (other than current trade and other current accounts payable in the ordinary course of business in accordance with customary trade terms), except

                         (a)  the Toronto-Dominion Guarantee;

                         (b)  Indebtedness not exceeding $1,000,000;

                         (c) "Capital Lease Obligations" not exceeding
$750,000; for purposes of this Agreement, "Capital Lease Obligations" shall mean obligations of the Borrower to pay rent or other amounts under any lease or other arrangement conveying the right to use real property, which obligations are required to be classified and accounted for as capital leases in accordance with GAAP; the amount of Capital Lease Obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP;

                         (d) Indebtedness of the Borrower not exceeding
$10,000,000 for the purchase by it of timberlands acreage, provided that before incurring Indebtedness exceeding $3,000,000 (whether in connection with one or more purchases) for the purchase of timberlands acreage, the Borrower shall have delivered to John Hancock an appraisal of Canal Forest Resources or other consultant selected by and representing John Hancock indicating that the value of the timberlands being acquired is at least equal to the purchase price for such timberlands, together with a certificate of the Borrower certifying that, before and after such purchase, no Default or Event of Default shall have occurred and remain uncured; and

                         (e) Indebtedness not exceeding $1,500,000 (i) for the
purpose of financing all or any part of the purchase price of timber deeds, or
(ii) in respect of performance bonds of the Borrower or surety bonds provided by the Borrower in the ordinary course of its business in connection with the operation of its business.

                  6.2 Limitation on Liens. Create, incur, assume or suffer to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except:

                         (a) Liens in favor of John Hancock created pursuant
to the Security Documents;

                         (b) Liens for taxes not yet due or which are being
contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP;

                         (c) Carriers', warehousemen' s, mechanics',
materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings;

                         (d) Pledges or deposits in connection with workmen's
compensation, unemployment insurance and other social security legislation;

                         (e) Deposits to secure the performance of bids, trade
contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                         (f)  Easements, rights-of-way, restrictions and other
similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower;

                         (g) Liens permitted under Section 6.1 of this
Agreement; and

                         (h) Liens placed on property of the Borrower by third
parties which are not otherwise permitted under this Section 6.2 so long as neither the aggregate outstanding principal amount of the obligations secured thereby nor the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto, exceeds $1,500,000 at any one time, provided that the Borrower is attempting in good faith to have such Liens removed.

                  6.3 Limitation on Contingent Obligations. Agree to, or assume, guaranty, endorse or otherwise in any way, be or become responsible or liable for, directly or indirectly, any Contingent Obligation, except the Toronto-Dominion Guarantee.

                  6.4 Prohibition of Fundamental Changes. Enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or a material part of its business or assets, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests but excluding obsolete or worn out property, or inventory disposed of in the ordinary course of business), other than Land sales and Timber sales permitted hereunder, or acquire by purchase or otherwise all or substantially all the business or assets of, or stock or other evidence of beneficial ownership of, any Person, or make any material change in its present method of conducting business.

                  6.5 Distributions. Declare any distributions on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of any partnership or ownership interests in the Borrower, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower, unless immediately thereafter the Borrower will be in compliance with Section 6.13 and no Default shall have occurred.

                  6.6 Investments. Make or commit to make, any advance, loan, extension of credit or capital contribution to, or purchase of any stock, bonds, notes, debentures or other securities of, or make any other investment in, any Person (all such transactions being herein called "investments") except:

                         (a) Investments in accounts, contract rights and
chattel paper (as defined in the Uniform Commercial Code), and notes receivable, arising or acquired in the ordinary course of business;

                         (b)  Investments in bank certificates of deposit
(but only with banks having a combined capital and surplus in excess of $100,000,000), open market commercial paper maturing within one year having one of the three highest ratings of both Standard & Poor's Corporation and Moody's Investors Service, Inc., U.S. Treasury Bills and other short-term obligations issued or guaranteed by the U.S. Government or any agency thereof; and

                         (c) Advances to loggers aggregating no more than
$300,000 at any one time outstanding.

                  6.7 Transactions with Affiliates and Officers. (i) Enter into any transactions, including, without limitation, the purchase, sale or exchange of property or the rendering of any services, with any Affiliate, or enter, assume or suffer to exist any employment or consulting contract with any Affiliate or any officer thereof, except a transaction or contract which is in the ordinary course of the Borrower's business and which is upon fair and reasonable terms no less favorable to the Borrower than it would obtain in a comparable arm's length transaction with a Person not an Affiliate or (ii) make any advance or loan to any Affiliate or any director, officer or employee thereof or of the Borrower or to any trust of which any of the foregoing is a beneficiary, or to any Person on the guaranty of any of the foregoing (except for travel advances made by the Borrower in the ordinary course of business), or (iii) pay any fees or expenses to, or reimburse or assume any obligation for the reimbursement of any expenses incurred by any Affiliate except as provided in Section 6.8.

                  6.8 Limitations on Payments. Pay remuneration of any nature whatsoever to the partners of the Borrower, provided that the Borrower may reimburse such Persons for reasonable expenses incurred on behalf of the Borrower.

                  6.9 Sale and Leaseback. Enter into any arrangement with any Person providing for the leasing by the Borrower of real or personal property which has been or is to be sold or transferred by the Borrower to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower.

                  6.10 Compliance with ERISA. (a) Terminate any Plan so as to result in any material liability to PBGC or any material Withdrawal Liability,
(b) engage in or permit any Person to engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan which would subject the Companies to any material tax, penalty or other liability, (c) incur or suffer to exist any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, involving any Plan, except for contingent Withdrawal Liability not in excess of $250,000.00, or (d) allow or permit to exist any event or condition which presents a material risk of incurring a material liability to PBGC.

                  6.11 Limitation on Prepayments. Directly or indirectly, prepay, purchase, redeem, retire or otherwise acquire, or make any payment on account of any principal of, interest on, or premium payable in connection with the prepayment, redemption or retirement of, any Indebtedness of the Borrower, other than Indebtedness evidenced by the Note.

                  6.12 No New Partnerships. Directly or indirectly form or hold any partnership or limited liability company interests or enter into any joint venture.

                  6.13 Loan to Value Ratio. Permit the ratio, at any time, of the Administrative Value of the Timberlands to the Net Principal Balance at such time to be less than 1.33 to 1.00.

SECTION 7.        TIMBER CUTTING PRIVILEGES.  ESCROW ACCOUNT PAYMENTS,
                  AND LAND SALES

                  7.1 Cutting and Removal of Timber. Except as hereinafter provided in this Section, the Borrower agrees not to cut or remove or permit the cutting or removal of any Timber without the prior written consent of John Hancock.

                  7.2  Establishment and Revision of Cutting Privileges.

                           (a) During each calendar year in which the Note
remains unpaid, and subject to the provisions of Sections 7.2(b) and 7.2(c) hereof, the Borrower shall have the non-cumulative privilege, for each such calendar year, to cut and remove Merchantable Timber without payment or penalty in volumes to be established from time to time by John Hancock as not being required to maintain adequate security for the Note on the basis of reports of Timber Cruises and their growth projections and Cutting Reports prior to the beginning of each such calendar year;

                         (b) John Hancock, at its sole option and in its sole
discretion in order to maintain adequate security for the Note on the basis of reports of Timber Cruises and their growth projections and Cutting Reports, shall have the right, at any time and from time to time, to alter, adjust or revise, in such manner as John Hancock may determine, any privileges given to the Borrower to cut or remove Timber for any period of time;

                         (c) The Borrower may not cut or remove any
Merchantable Timber if any Default or Event of Default exists and is continuing.

                  7.3 Timber Deemed Cut or Removed. Any Merchantable Timber which is Destroyed Timber shall be deemed to have been cut or removed by the Borrower during the calendar year in which it became Destroyed Timber.

                  7.4 Calculations. For purposes of this Agreement, volumes of Merchantable Timber shall be measured, reported and accounted for in cords; provided, however:

                         (a) In the event such volumes are cut and removed on
a weight basis, such weights shall be converted to cords based on the following conversion factors:

                                    (i) One cord of pine Merchantable Timber
shall be deemed to weigh 5,150 pounds; and

                                    (ii) One cord of hardwood Merchantable
Timber shall be deemed to weigh 5,650 pounds.

                         (b) In the event volumes of such Merchantable Timber
are cut or removed on an MBF basis, such volume shall be converted to a weight basis for purposes of (a) above as follows:

                                    (i) One MBF unit of pine Merchantable
Timber shall be deemed to weigh 12,000 pounds; and

                                    (ii) One MBF unit of hardwood Merchantable
Timber shall be deemed to weigh 14,000 pounds.

                         (c) The foregoing weight relationship shall also be
used to convert scaled MBF units of Merchantable Timber into cords.

                  7.5  Excess Cutting or Removal.

                         (a) During any period for which volumes have been
established by John Hancock for cutting or removal of Merchantable Timber by the Borrower without payment or penalty, the Borrower may cut or remove volumes in excess thereof during any such period provided the Borrower shall pay to the Escrow Account, in the manner hereinafter provided, an amount equal to 80% of the sum of the products obtained by multiplying (i) the differences between the volumes for each category of Merchantable Timber actually cut or removed during any calendar year and the volume for each such category established by Section 7.2 for such calendar year, by (ii) the unit value of each such category set forth in the preceding subsection;

                         (b) For purposes of determining the amount of payment
to the Escrow Account for excess cutting or removal of Merchantable Timber during any calendar year, the unit value for each such category for the applicable calendar year shall be as follows:

         Category                         Unit Value
         --------                         ----------

         Pine Pulpwood                      $14/cord
         Pine CNS                           $25/cord
         Hardwood Pulpwood                $3.50/cord
         Pine Sawtimber                     $38/cord
         Hardwood Sawtimber                 $16/cord

                  7.6  Condemnation and Release Procedure.

                         (a) The Borrower may, from time to time, sell
portions of the Land so long as no Default or Event of Default exists and is continuing, and John Hancock shall release in the manner hereinafter provided such portions of the Land, and any Timber thereon, from the Lien of the Security Documents provided, the Borrower shall pay, in the manner hereinafter provided, to the Escrow Account an amount equal to $150 per acre sold plus an amount equal to 80% of the sum of the products of the volume or acreage, as the case may be, of each category of Pre-Merchantable Planted Pine and Merchantable Timber thereon contained multiplied by the Administrative Value for each such category; provided, however, that the $150 per acre payment with respect to Land shall not be required so long as the ratio provided in Section
6.13 hereof is maintained. John Hancock shall not be obligated to release any portions of the Land or Timber from the Lien of the Security Documents if, in the reasonable opinion of John Hancock, the Land remaining subject to the Security Documents is unacceptable collateral in the aggregate because of environmental or wetlands problems.

                         (b) Borrower shall give notice to John Hancock of any
Condemnation. Any sale pursuant to Condemnation shall be deemed to be a sale under (a) above and be governed by the requirements thereof.

                         (c) Unless otherwise agreed to by John Hancock, all
requests for partial releases of Land and Timber pursuant to subsection (a) and (b) above shall:

                       (i) Be presented to John Hancock;

                                    (ii) Be accompanied by a copy of the
         contract or agreement of sale or condemnation documents for which such partial release is sought, certified as being a true and accurate copy thereof by the Borrower;

                                    (iii) Identify the tract(s) or parcel(s)
         of Land for which the partial release of all or a portion is sought and include evidence satisfactory to John Hancock that such partial release will not adversely affect access to any other tract or parcel of Land;

                                    (iv) If the partial release is for less
         than a parcel of Land as described in the Deed of Trust, be accompanied by a survey satisfactory in form and substance to John Hancock and, evidence satisfactory to John Hancock that the Borrower has complied with the subdivision ordinance of the county in which the Land to be released is located.

                                    (v) Be accompanied by a report in all
         respects satisfactory to John Hancock in its sole discretion stating the acreage or volume, as the case may be, of Pre-Merchantable Planted Pine and Merchantable Timber contained on the Land for which the partial release is sought, which report shall be subject to independent verification by John Hancock of the accuracy of the information set forth therein;

                                    (vi) Be accompanied by an appropriate
         instrument of partial release in form and substance satisfactory to John Hancock in its sole discretion; and

                                    (vii) Be accompanied by a servicing fee
         payable to John Hancock in the amount of $500.00 for each group of ten or fewer partial releases.

                  Upon compliance of the Borrower with the foregoing, John Hancock shall, within thirty (30) days of the end of each such calendar quarter, notify the Borrower of its acceptance or rejection of the accompanying documents and, in the case of acceptance, acknowledge its agreement to execute and deliver to the Escrow Agent the partial release instrument simultaneously with the payment to be made to the Escrow Account in accordance with subsection (a) or (b) above.

                         (d) From time to time, Borrower may determine it to
be in its best interest to release, without consideration, property to the Commonwealth of Virginia for purposes of widening or improving roads. So long as any such release encompasses less than 10 acres, John Hancock, upon a certification by the Borrower that no consideration will be received by the Borrower for such release and that such release will substantially enhance the value of the remaining property, will release the parcel without requiring any payment to the Escrow Account or any release fee.

                         (e) John Hancock may, from time to time, release
portions of the Land and the Timber from the Lien of the Security Documents in connection with the Borrower's exchange of such Land and Timber for other land, upon such terms and conditions as John Hancock and the Borrower may establish from time to time, which terms and conditions shall be acceptable to John Hancock in its sole discretion.

                  7.7 Payments to Escrow Account. All payments to the Escrow Account shall be due as follows:

                         (a) With respect to payments required by Section 7.5
hereof, such payments shall be made on the earlier of (i) ten (10) days after John Hancock has been furnished with a Cutting Report showing that the Borrower has cut or removed Merchantable Timber in excess of the volumes established by John Hancock in accordance with Sections 7.2(a) hereof for the calendar year during which such report is issued; or (ii) thirty (30) days from notice by John Hancock to the Borrower that the Borrower is required to make such payment.

                         (b) With respect to payments required by Section 7.6
hereof, such payments shall be made simultaneously with the delivery of the release by John Hancock to the Borrower of its lien on such Land sold.

                  7.8  Additional Timberlands.

                         (a) The Borrower may from time to time add new
timberlands (the "Additional Timberlands") to the property conveyed by the Security Documents upon satisfaction of the following conditions:

                                    (i) no Default or Event of Default shall
         exist and be continuing;

                                    (ii) the Additional Timberlands shall be
         satisfactory in all respects to John Hancock, in its sole discretion;

                                    (iii) the Borrower shall have delivered to
         John Hancock a legal description of the parcel or parcels of Additional Timberlands and a commitment for title insurance with respect to adding the Additional Timberlands to the property insured under the existing title insurance policy, accompanied by copies of all documents listed as exceptions in such title commitment;

                                    (iv) the Borrower shall have executed such
         amendments to the Security Documents and such financing statements as John Hancock shall require;

                                    (v) the Borrower shall have delivered to
         John Hancock a report in all respects satisfactory to John Hancock in its sole discretion stating the acreage or volume, as the case may be, of Land, Pre-Merchantable Planted Pine and Merchantable Timber contained on the Additional Timberlands, which report shall be subject to independent verification by John Hancock of the accuracy of the information set forth therein;

                                    (vi) the Borrower shall have delivered to
         John Hancock any other information and reports about the Additional Timberlands which John Hancock may request, including, without limitation, a description of the land type of the Additional Timberlands (such as natural pine, planted pine, pine-hardwood, hardwood, etc.), environmental or wetlands studies, timber cruises and surveys; and

                                    (vii) the Borrower shall have paid all
expenses incurred by John Hancock in connection with the Additional Timberlands, including, without limitation, reasonable attorneys' fees.

                         (b) If John Hancock accepts the Additional
Timberlands upon satisfaction of the conditions specified above, the Additional Timberlands shall be considered Timberlands for all purposes of this Agreement, including, without limitation, calculation of the ratio described in Section 6.13 hereof.

                         (c) After John Hancock has accepted Additional
Timberlands, the Borrower may from time to time withdraw amounts from the Escrow Account up to an amount equal to the sum of the products of the volume or acreage, as the case may be, of each category of Pre-Merchantable Planted Pine and Merchantable Timber contained on the Additional Timberlands multiplied by the Administrative Value for each such category. The Borrower may not withdraw any amounts from the Escrow Account based on the Administrative Value of any Timberlands except Additional Timberlands. John Hancock will notify the Escrow Agent when all conditions for a withdrawal under this Section 7.8 have been satisfied.

                         (d) The Borrower shall pay John Hancock an
administrative fee of $1,250 for each withdrawal of funds from the Escrow Account pursuant to Section 7.8(c).

SECTION 8.        EVENTS OF DEFAULT

                  Upon the occurrence of any of the following events:

                         (a) The Borrower shall fail to pay any principal of
the Note when due, or the Borrower shall fail to pay any interest or other amount payable hereunder in accordance with the terms hereof; or

                         (b) Any representation or warranty made or deemed
made by the Borrower herein or in any other Loan Document or in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                         (c) The Borrower shall default in the observance or
performance of any agreement contained in Section 7.5, 7.6 and 7.7 hereof; or

                         (d) The Borrower shall default in the observance or
performance of any other covenant or agreement contained in this Agreement, the Note or any Security Document, and such default shall continue unremedied for a period of thirty (30) days; or

                         (e) Any Security Document shall cease, for any
reason, to be in full force and effect in accordance with its terms or any party thereto shall so assert in writing; or the Security Agreement shall cease, for any reason, to grant to John Hancock a legal, valid and enforceable lien on any of the collateral described therein or shall cease, for any reason, to have the priority purported to be created thereby at the time of the execution thereof; or any party to any Security Document shall Default in the observance or performance of any of the covenants or agreements contained therein; or

                         (f) The Borrower shall (i) default in any payment of
principal of or interest on any Indebtedness (other than the Note) provided in the instrument or agreement under which such Indebtedness was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur, and as a result of the events specified in (i) or (ii) above such Indebtedness shall have become due prior to its stated maturity; or

                         (g) (i) The Borrower shall commence any case,
proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for all or any substantial part of its assets, or the Borrower shall make a general assignment for the benefit of its creditors; or
(ii) there shall be commenced against the Borrower any case, proceeding or other action of a nature referred to in clause (i) above which results in the entry of an order for relief or any such adjudication or appointment; or (iii) there shall be commenced against the Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, which results in the entry of an order for any such relief which shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower, shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) the Borrower shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                         (h) (i) Any Person shall engage in any "prohibited
transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of John Hancock, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, such Reportable Event continues unremedied for ten days after notice of such Reportable Event pursuant to Section 4043(a), (c) or
(d) of ERISA is given, such proceedings continue for ten days after commencement thereof, as the case may be, (iv) any Plan shall terminate for purposes of Title IV of ERISA, (v) if on any date, the Withdrawal Liability exceeds $250,000.00, or (vi) any other event or condition shall occur or exist and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could subject the Borrower to any tax, penalty or other liabilities which in the aggregate are material in relation to the business, operations, property or financial or other condition of the Borrower; or

                         (i) One or more judgments or decrees shall be entered
against the Borrower involving in the aggregate a liability (not paid or fully covered by insurance) of $50,000 or more and all such judgments or decrees shall not have been vacated, discharged, or stayed within 60 days from the entry thereof; or

                  Then, and in any such event, (a) if such event is an Event of Default specified in Section (g) above, automatically the loan hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Note shall immediately become due and payable, and (b) if such event is any other Event of Default, John Hancock may, by notice of Default to the Borrower, declare the loan hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Note to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

SECTION 9.        MISCELLANEOUS

                  9.1 Amendments and Waivers. No provision of this Agreement, the Note, or any of the Security Documents may be amended or modified in any way, nor may non-compliance therewith be waived, except pursuant to a written instrument executed by John Hancock and the Borrower. In the case of any waiver, the Borrower and John Hancock shall be restored to their former position and rights hereunder and under the outstanding Note, and the Security Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

                  9.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing or by telefax and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, postage prepaid, or, in the case of telefaxed notice, when sent, addressed as follows or to such address as may be hereafter notified by the respective parties hereto and any future holders of the Note:

                         (a)  To John Hancock:

                         Ken Hines, Senior Investment Officer
                         Bond and Corporate Finance Group
                         John Hancock Mutual Life Insurance Company
                         200 Clarendon Street, 57th Floor
                         Boston, MA 02117

                         Telefax:   (617)572-0730

                  with a copy to:

                         David Branch, Investment Officer
                         Bond and Corporate Finance Group
                         John Hancock Mutual Life Insurance Company
                         128 South Tryon Street, Suite 880
                         Charlotte, NC 28202
                         Telefax:   (704) 377-8545

                  and

                         Robert H. Golden, Senior Associate Counsel
                         John Hancock Mutual Life Insurance Company
                         200 Clarendon Street, 50th Floor
                         Boston, MA.  02117
                         Telefax:   (617) 572-9268

                  and

                         Glenn W. Hampton, Esquire
                         McGuire, Woods, Battle & Boothe, L.L.P.
                         9000 World Trade Center
                         Norfolk, VA.  23510
                         Telefax:   (757) 640-3701

                  (b)  To the Borrower:

                         Edward D. Sherrick
                         Bear Island Timberlands Company, LLC
                         c/o Brant-Allen Timberlands, Inc.
                         80 Field Point Road
                         Greenwich, CT.  06830
                         Telefax:   (203) 661-3349
                  with a copy to:

                         Donald F. August
                         Bear Island Timberlands Company, LLC
                         c/o Bear Island Paper Company
                         Route 738, 2 miles east of Route 1,
                         near Ashland
                         P.0. Box 2119
                         Ashland, VA.  23005
                         Telephone: (804) 227-4072

                  and

                         Collins Denny, III, Esquire
                         Mays & Valentine
                         1111 E. Main Street
                         P.0. Box 1122
                         Richmond, VA.  23208-9970
                         Telefax:   (804) 697-1339

                  (c)  To the Trustees:

                         Glenn W. Hampton, Esquire
                         Mark D. Williamson, Esquire
                         McGuire, Woods, Battle & Boothe, L.L.P.
                         9000 World Trade Center
                         Norfolk, VA.  23510
                         Telefax:   (757) 640-3701

provided that any notice, request or demand to or upon John Hancock shall not be effective until received.

                  9.3 No Waiver: Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of John Hancock, any right, remedy, power or privilege hereunder or under any Security Document, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  9.4 Survival of Representations and Warranties. All representations and warranties made hereunder and under any Security Document and in any document, certificate or statement delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery of this Agreement, the Note, and such Security Document.

                  9.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse John Hancock for all of its out-of-pocket costs and expenses incurred by McGuire, Woods, Battle & Boothe and any consultants of John Hancock in connection with the development, preparation and execution of, this Agreement and any amendment, supplement or modification to, this Agreement, the Note and the Security Documents and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of counsel to John Hancock, (b) to pay or reimburse John Hancock for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Note, and the Security Documents and any such other documents, including, without limitation, fees and disbursements of counsel to John Hancock, (c) to pay, indemnify, and to hold John Hancock harmless from, any and all recording and filing fees and taxes and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery and recordation of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Note, the Security Documents and any such other documents, and (d) to pay, indemnify, and hold John Hancock harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Note, any of the Security Documents or any transaction financed in whole or in part directly or indirectly with the proceeds of any loans made under this Agreement (all the foregoing, collectively, the indemnified liabilities"), provided, that the Borrower shall have no obligation hereunder with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of John Hancock or (ii) legal proceedings commenced against John Hancock by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this subsection shall survive repayment of the Note and all other amounts payable hereunder.

                  9.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and John Hancock, all future holders of the Note and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of John Hancock.

                  9.7  Setoff.

                       (a) The Borrower agrees that John Hancock shall have the right to setoff and apply against all amounts owing to John Hancock by the Borrower under the Note, the Security Documents and this Agreement, any amount owing to the Borrower from John Hancock.

                       (b) In addition to any rights and remedies of John Hancock provided by law, John Hancock shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon the filing of a petition under any of the provisions of the federal bankruptcy act or amendments thereto, by or against; the making of an assignment for the benefit of creditors by; the application for the appointment, or the appointment, of any receiver of, or of any of the property of; the issuance of any execution against any of the property of; the issuance of a subpoena or order, in supplementary proceedings, against or with respect to any of the property of; or the issuance of a warrant of attachment against any of the property of; the Borrower to set off and apply against all amounts owing to John Hancock by the Borrower under the Note, the Security Documents, and this Agreement, and against any other Indebtedness, whether matured or unmatured, of the Borrower to John Hancock, any amount owing from John Hancock to the Borrower, at, or at any time after, the happening of any of the above-mentioned events, and the aforesaid right of setoff may be exercised by John Hancock against the Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of the Borrower, or any of them, or against anyone else claiming through or against the Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of setoff shall not have been exercised by John Hancock prior to the making, filing or issuance, or service upon John Hancock of, or of notice of, any such petition; assignment for the benefit of creditors; appointment or application for the appointment of a receiver; or issuance of execution, subpoena or order or warrant.

                  9.8 Headings. The headings contained herein are made solely for convenience and shall not be considered in determining the meaning of the language contained herein.

                  9.9 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and John Hancock.

                  9.10 Governing Law. This Agreement, the Note, and the Security Documents and the rights and obligations of the parties under this Agreement, the Note, and the Security Documents shall be governed by, and construed and interpreted in accordance with, the law of the Commonwealth of Virginia.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above-written.

                                  BEAR ISLAND TIMBERLANDS COMPANY, L.P.

                                       By: BRANT-ALLEN INDUSTRIES, INC.,
                                            General Partner

                                       By:
                                          ----------------------------
                                       Title:
                                             -------------------------


                                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                                       By: /s/ KEN HINES, JR.
                                          ------------------------------
                                       Title:  KEN HINES, JR.
                                               SENIOR INVESTMENT OFFICER
                                             ---------------------------

                                  BEAR ISLAND TIMBERLANDS COMPANY, L.P.

                                       By: BRANT-ALLEN INDUSTRIES, INC.,
                                            General Partner

                                       By: /s/ Edward D. Sherrick
                                          ----------------------------
                                       Title: VP FOR FINANCE
                                             -------------------------


                                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY


                                       By:
                                          ----------------------------
                                       Title:
                                             -------------------------

                            Schedules and Exhibits


Schedule 1 - Administrative Value per unit of categories of Timber and Total Administrative Value as of July 1, 1997.



Exhibit A - Deed of Trust Amendment

Exhibit B - Escrow Agreement Amendment

Exhibit C - Note

Exhibit D - Security Agreement Amendment

Exhibit E - Legal Opinion

Exhibit F - Timber Cruise Report Form

Exhibit G - Semi-Annual Cutting Report

SCHEDULE 1
Administrative Value per unit of categories of Timber and Total Administrative Value as of July 1, 1997


                      ADMINISTRATIVE VALUE OF TIMBERLAND
                    BEAR ISLAND TIMBERLANDS COMPANY, L.P.



                              AS OF JULY 1, 1997


                           ACREAGE IN DEED OF TRUST

                                          NET
BEGINNING OF       RELEASED/ADDED       ACREAGE        AS OF         ADMIN VALUE    END OF PERIOD
  PERIOD            DURING PERIOD     ADJUSTMENTS1  END OF PERIOD       PER ACRE      ADMIN VALUE
---------------------------------ACRES---------------------------  -------------- $ --------------
124,779.09           <110.385>          <6.459>     124,662.246        150.00         18,699,337




                        PRE-MERCHANTABLE PLANTED PINES



             ACREAGE                          RE-INVENTORY                                   ADMIN      END OF
   AGE      BEGINNING              RELEASED/       AND        OUT       IN      END OF       VALUE      PERIOD
CATEGORY    OF PERIOD   DESTROYED    ADDED        REMAP      GROWTH   GROWTH    PERIOD     PER ACRE   ADMIN VALUE
 YEARS  |   --------------------------------ACRES------------------------------------- |  --------- $ -----------
  0-4        12,841         0        <30>           20          0      2,934    15,765        98       1,544,970
  5-9        20,017         0        <24>            0          0          0    19,993       143       2,858,999
10-14        14,309         0          0            <5>         0          0    14,304       211       3,018,144
                                                                                                      ----------
                                                                                                       7,422,113


                         MERCHANTABLE TIMBER (COSTS)

                                                                  RE-INVENTORY
CATEGORY         BEGINNING                   RELEASED/                 AND      END OF      ADMIN       END OF PERIOD
                 OF PERIOD       HARVESTED     ADDED      GROWTH      REMAP     PERIOD    VALUE/CORD     ADMIN VALUE
                ------------------------------CARDS----------------------------------- |  -----------$---------------
Pine
   Sawtimber     145,725          <5,207>      <94>         0        <5,209>    135,215      38.00        5,138,170
   Chip-n-Saw    213,213          <6,479>      <66>         0         3,150     209,818      25.00        3,245,450
   Pulpwood      928,379          <8,372>     <207>         0         6,764     926,564      14.00       12,971,896
Hardwood
   Sawtimber     255,840          <1,287>     <277>         0        <2,492>    251,784      16.00        4,028,544
   Pulpwood      347,060          <2,864>     <207>         0        <3,825>    240,163       3.50          840,570
                                                                                                         ----------
                                                                                                         28,224,630


              Grand Total Administrative Value of Timberland             $  54,346,080
              Escrow latter 7/1/97 payment:                                          0
                                                                         -------------

              Total Administrative value                                 $  54,346,080
                                                                         =============

      See Attached sheet.

                                                EXHIBIT A [TO THE TIMBERLANDS
                                                LOAN AND MAINTENANCE AGREEMENT]

Prepared by:      Glenn W. Hampton, Esq.                                 County
                  McGuire, Woods, Battle & Boothe, LLP
                  9000 World Trade Center
                  Norfolk, VA 23510

This Amendment to Deed of Trust is given to refinance and modify the terms of an existing debt with the same lender, which debt is secured by a deed of trust (the "Deed of Trust") in the face amount of $45,000,000 on which the tax imposed under Section 58.1-803 of the Code of Virginia (1050), as amended (the "Code"), has been paid. The undersigned certify that the balance of the existing debt secured by the Deed of Trust, is $27,000,000, and that the additional funds advanced hereunder are 3,000,000. Pursuant to Section 58.1-803 of the Code, State recording tax on such additional advance is to be $4,500. Local recording tax under Section 58.1-804 is as follows:

-----------------------------------------------------------------------------------------------------------------
County        Land Value        Percent of Total       Allocation of Funds     Tax
                                                       Advanced
-----------------------------------------------------------------------------------------------------------------




                          AMENDMENT TO DEED OF TRUST

         THIS AMENDMENT TO DEED OF TRUST dated as of November 24, 1997 is by and among BEAR ISLAND TIMBERLANDS COMPANY, L.P., a Virginia limited partnership ("Grantor"), JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("Lender" and "Grantee" for purposes of recordation) and GLENN W. HAMPTON ("Trustee" and "Grantee" for purposes of recordation) in his capacity as Trustee and recites and provides as follows:
                               R E C I T A L S:

         1. Bear Island Timberlands Company, L.P., as borrower, Thomas E. Cabaniss and Laura R. Lucas, as Trustees, and John Hancock Mutual Life Insurance Company, as lender, entered into a Deed of Trust (as amended and supplemented, the "Deed of Trust") dated as of July 12, 1988 and executed in twenty-six (26) counterpart originals, one such original counterpart being recorded in the Clerk's Office of the Circuit Court of County, Virginia (the "Clerk's Office"), in Deed Book Deed Book a at page page a, whereby Grantor conveyed to Thomas E. Cabaniss and Laura R. Lucas, as trustees, certain property located in twenty-six (26) counties in Virginia, all as more particularly described therein, as security for the loan, as defined in the Deed of Trust in the original principal amount of $45,000,000.

         2. The Deed of Trust has been amended by Supplemental Deeds of Trust entered into and recorded from time to time, and certain portions of the collateral property have been released from the Deed of Trust from time to time, and the remaining Land, as defined in the Deed of Trust, lies in twenty
(20) counties in Virginia.

         3. By Appointment of Substitute Trustees dated as of March 12, 1996 and recorded in the Clerk's Office in Deed Book Deed Book b at page page b, Glenn W. Hampton and Mark D. Williamson were substituted as trustees under the Deed of Trust for Thomas E. Cabaniss and Laura R. Lucas.

         4. The original note in the principal amount of $45,000,000 (the "Original Note") has been replaced by a note setting forth certain changes in terms and to evidence the current outstanding indebtedness of Thirty Million and no/100 Dollars ($30,000,000.00).

         5. The parties hereto desire to amend the Deed of Trust to acknowledge and secure the replacement note in the original principal amount of $30,000,000 and to make certain other modifications to the Deed of Trust.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. The Note, as defined by the Deed of Trust, shall mean the Promissory Note of even date herewith from the Grantors in favor of the Lender in the original principal amount of

$30,000,000. All references in the Deed of Trust to the Note shall be amended to refer to the $30,000,000 Note.

         2.       The maturity date of the Note is November ____________, 1999.

         3. "Loan" shall mean the loan in the principal amount of $30,000,000 made by the Lender to the Grantor to refinance the principal balance, outstanding interest, and prepayment fees due under the Original Note.

         4. "Loan Agreement" shall mean that certain Amended and Restated Timberlands Loan and Maintenance Agreement dated as of the date hereof, pursuant to which Lender will make the Loan to the Grantor, as the same may be amended or supplemented from time to time.

         5. "Security Agreement" shall mean the Security Agreement and Assignment of Contracts dated as of July 12, 1998 executed and delivered by the Grantor in favor of the Lender, as amended by the First Amendment to Security Agreement and Assignment of Contracts of even date herewith, and as it may be further amended, supplemented or otherwise modified from time to time.

         6. This Amendment to Deed of Trust shall be executed and delivered in twenty (20) counterparts, one to be recorded in the Clerk's Office of the Circuit Court of each county in which a portion of the remaining portion of the Land lies. All of such counterparts taken together shall constitute a single instrument.

         7. Except as specifically set forth herein, all terms and conditions of the Deed of Trust are ratified and remain in effect.

         WITNESS the following signatures.

                               BEAR ISLAND TIMBERLANDS COMPANY,
                               L.P., a Virginia limited partnership

                               By:      BRANT-ALLEN INDUSTRIES, INC.,
                                             General Partner

                               By:
                                   -----------------------------

                               Name:
                                    ----------------------------

                               Title:
                                     -----------------------------

                               JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                               By:
                                  -------------------------------------

                               Name:
                                     ----------------------------------

                               Title:
                                     -----------------------------------


                               TRUSTEE:



                               ----------------------------------------
                               Glenn W. Hampton


STATE OF VIRGINIA
CITY/COUNTY OF ______________________, to-wit:

         The foregoing instrument was acknowledged before me by __________________________________, as ____________________________________ of
Brant-Allen Industries, Inc. as General Partner of Bear Island Timberlands Company, L.P. this ____ day of November, 1997, on behalf of said corporation.




                                                 ------------------------------
                                                           Notary Public



My Commission Expires:
                      ------------------

STATE OF
         -----------------------------
CITY/COUNTY OF                       , to-wit:
               ----------------------

         The foregoing instrument was acknowledged before me by ____________________________________, as _____________________________________
of John Hancock Mutual Life Insurance Company this ____ day of November, 1997 on behalf of said company.




                                                 ------------------------------
                                                          Notary Public

My Commission Expires:
                      ------------------


STATE OF VIRGINIA
CITY OF NORFOLK, to-wit:

         The foregoing instrument was acknowledged before me by Glenn W. Hampton as Trustee, this ____ day of November, 1997.








                                                 ------------------------------
                                                         Notary Public



My Commission Expires:
                      ------------------

                                                EXHIBIT B [TO THE TIMBERLANDS
                                                LOAN AND MAINTENANCE AGREEMENT]


                      FIRST AMENDMENT TO ESCROW AGREEMENT


         This First Amendment to Escrow Agreement is made as of November 24, 1997 among BEAR ISLAND TIMBERLANDS COMPANY, L.P., a Virginia limited partnership (the "Borrower"), JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation ("John Hancock") and CRESTAR BANK, a national banking association (the "Escrow Agent").


                                   RECITALS


         The Borrower, John Hancock and the Escrow Agent are parties to an Escrow Agreement dated as of December 6, 1993 (the "Original Escrow Agreement"). The Borrower and John Hancock have entered into an Amended and Restated Timberlands Loan and Maintenance Agreement of even date herewith (the "Agreement") pursuant to which John Hancock has agreed to make a $30,000,000 loan to the Borrower. In connection with the Agreement, the Borrower and John Hancock wish to make certain changes to the Original Escrow Agreement. The Original Escrow Agreement, as amended by this First Amendment to Escrow Agreement is one of the Security Documents, as defined in the Agreement.


                                  AGREEMENT


         1. Capitalized terms used herein but not defined herein shall have the meanings assigned in the Agreement.

         2. Section 2(a) of the Original Escrow Agreement is deleted and the following substituted therefor:

         "2. (a) The Borrower may make prepayments of principal on the Note on any Interest Payment Date. The Escrow Agent shall, on receipt of notice in writing from the Borrower at least ten (10) days prior to any Interest Payment Date, deliver to John Hancock on such Interest Payment Date, to be applied to principal of the Note, in immediately available funds, that portion of the balance in the Escrow Account specified by the Borrower in such notice."

         3. The second sentence of Section 3 of the Original Escrow Agreement is deleted and the following substituted therefor:

         "The Escrow Agent shall invest the Escrow Amount so that it will mature on each Interest Payment Date."

         4. Except as specifically set forth herein, all terms and conditions of the Original Escrow Agreement remain in effect.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Escrow Agreement dated as of the day and year first above written.



                                    BEAR ISLAND TIMBERLANDS COMPANY, L.P.


                                            By: BRANT-ALLEN INDUSTRIES, INC.,
                                                   General Partner

                                            By:
                                               -----------------------------


                                            Title:
                                                  ----------------------------


                                    JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                                            By:
                                               ------------------------------

                                            Title:
                                                  -----------------------------


                                    CRESTAR BANK

                                            By:
                                               -------------------------------

                                            Title:
                                                  -----------------------------

                                                EXHIBIT C [TO THE TIMBERLANDS
                                                LOAN AND MAINTENANCE AGREEMENT]

         This Note is given in replacement for a Promissory Note dated July 12, 1988 in the original principal amount of $45,000,000.00 made by Bear Island Timberlands Company, L.P. and delivered toJohn Hancock Mutual Life Insurance Company (the "Original Note"). Simultaneously with the execution and delivery of this Replacement Note, the Original Note shall be returned to the Maker.



                               PROMISSORY NOTE


Richmond, Virginia

November 24, 1997                                              $30,000,000.00


         FOR VALUE RECEIVED, the undersigned, BEAR ISLAND TIMBERLANDS COMPANY, L.P. (hereinafter called the "Maker"), unconditionally promises to pay to the order of JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("John Hancock"), on November __, 1999 (the "Maturity Date"), without offset, at the office of John Hancock's Service Center at 201 West University Avenue, Suite 202, Champaign, Illinois 61820-3988, or at such other place as the holder of this Note may designate, THIRTY MILLION DOLLARS ($30,000,000.00), together with interest at the rate, and payable on the basis, set forth below.

          This Note will bear interest on the unpaid principal amount hereof for each day during each Interest Period applicable thereto at a rate per annum equal to the Libor Rate plus 175 basis points, payable on each Interest Payment Date and on the Maturity Date. The interest rate on this Note will be fixed for each Interest Period. After any amount on this Note becomes due and payable, (whether on the Maturity Date, by acceleration or otherwise) and after any applicable grace period has expired it shall bear interest at a rate per annum equal to two percent (2%) above the rate otherwise applicable until paid in full (both before and after judgment). Interest shall be calculated on the basis of a 360-day year for the actual days elapsed.

         "Libor Rate" means the interest rate per annum quoted in the "Money Rates" section of "The Wall Street Journal" two Business Days before the first day of each Interest Period as the three-month London Interbank Offered Rate; provided that if "The Wall Street Journal" no longer publishes such rates, the Libor Rate shall be the interest rate per annum quoted in another national publication selected by John Hancock as the three-month London Interbank Offered Rate.

         "Interest Period" means a period beginning on the date of the first advance under this

Note and ending three months thereafter, and successive periods of three months each, beginning on the last day of the preceding Interest Period, provided that (i) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and (iii) any Interest Period which begins before the Maturity Date and would otherwise end after the Maturity Date shall end on the Maturity Date.

         "Interest Payment Date" means the last day of each Interest Period.

         Unless otherwise agreed by John Hancock, all payments hereon will be applied first to accrued unpaid interest hereunder and then to principal.

         This Note is given by the Maker pursuant to the Amended and Restated Timberlands Loan and Maintenance Agreement of even date herewith between the Maker and John Hancock (the "Agreement") copies of which Agreement are in the possession of each of the parties thereto, and the provisions of which are incorporated herein by reference. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Agreement.

         This Note is secured by the Security Documents.

         The occurrence of any Event of Default shall constitute a default hereunder whereupon the entire balance of principal with all interest then accrued shall, at the option of the holder hereof or as otherwise provided in the Agreement, become immediately due and payable.

         Thereupon, John Hancock shall have the right, immediately and without notice to the Maker or further action by it, to setoff against the Note, and all other liabilities of the Maker owed to John Hancock, all obligations for money or money's worth owed by John Hancock in any capacity to the Maker, whether or not due.

         This Note may be prepaid, in whole or in part, on any Interest Payment Date. This Note may not be prepaid on any date other than an Interest Payment Date.

         The Maker hereby: waives presentment, demand, protest and notice of dishonor; waives the benefit of all homestead and similar exemptions as to this Note; waives any right which it may have to require John Hancock to proceed against any property securing this Note and agrees that its liability hereunder shall not be affected or impaired by the release or discharge of any collateral securing this Note or by any failure, neglect or omission of John Hancock to exercise any remedies of setoff or otherwise that it may have or by any determination that any security interest or Lien taken by John Hancock to secure this Note is invalid or unperfected; agrees to pay all costs and expenses incurred by John Hancock in connection with the enforcement of this

Note, and the collection of the indebtedness evidenced hereby, and the collection of any judgment rendered hereon, and/or the preservation or disposition of any property securing the payment hereof, and/or the defense of any claim arising out of, or in any way related to, this Note or any deed of trust or security agreement or other instrument securing this Note or related to the making of the loan evidenced hereby, including, without limitation, reasonable attorney's fees if this Note is placed in the hands of an attorney for collection, or if John Hancock finds it desirable to secure the services or advice of an attorney with regard to collection hereof or the preservation or disposition of any property securing this Note; provided, however, that such fees shall not exceed the amount actually incurred by John Hancock.

         Any failure by John Hancock to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other rights at anytime.

         The term "John Hancock" used herein shall include any future holder of this Note. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. This Note shall apply to and bind the Maker, its successors and assigns.

         Witness the following signature and seal:


                                         BEAR ISLAND TIMBERLANDS COMPANY, L.P.


                                         By: BRANT-ALLEN INDUSTRIES, INC.,
                                                   General Partner

                                         By:
                                            -------------------------

                                         Title:
                                               ------------------------


SIGNED BY TRUSTEE FOR
IDENTIFICATION PURPOSES ONLY


---------------------------
                           , Trustee
---------------------------

                                                EXHIBIT D [TO THE TIMBERLANDS
                                                LOAN AND MAINTENANCE AGREEMENT]


                    FIRST AMENDMENT TO SECURITY AGREEMENT
                          AND ASSIGNMENT OF CONTRACTS



         This First Amendment to Security Agreement and Assignment of Contracts is made as of November 24, 1997 between BEAR ISLAND TIMBERLANDS COMPANY, L.P., a Virginia limited partnership (the "Borrower") and JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY ("John Hancock").


                                   RECITALS


         The Borrower and John Hancock are parties to a Security Agreement and Assignment of Contracts dated as of July 12, 1988 (the "Original Security Agreement"). The Borrower and John Hancock are parties to an Amended and Restated Timberlands Loan and Maintenance Agreement of even date herewith (the "Loan Agreement"). In connection with the Loan Agreement, the Borrower and John Hancock wish to make certain changes to the Original Security Agreement.


                                  AGREEMENT


         The Borrower and John Hancock agree as follows:

         1. Capitalized terms used herein and not defined herein shall have the same meanings as in the Loan Agreement.

         2. The first "WHEREAS" paragraph on page 1 of the Original Security Agreement is deleted and the following substituted therefor:

         "WHEREAS, pursuant to the Loan Agreement John Hancock has agreed to make a loan to the Borrower in the principal amount of $30,000,000, which loan is to be evidenced by a promissory note of the Borrower payable to the order of John Hancock as provided in the Loan Agreement (the "Note"); and"

         3. The definition of "Contracts" in Section 1 of the Original Security Agreement is deleted and the following substituted therefor:

         "Contracts shall mean all agreements entered into by the Borrower for the sale of Timber."

         4. Except as specifically set forth herein, all terms and conditions of the Original Security Agreement shall remain in effect.



                                          BEAR ISLAND TIMBERLANDS COMPANY, L.P.


                                          By: BRANT-ALLEN INDUSTRIES, INC.,
                                                 General Partner

                                          By:
                                             -----------------------------


                                          Title:
                                                ----------------------------


                                          JOHN HANCOCK MUTUAL LIFE INSURANCE
                                          COMPANY

                                          By:
                                             ------------------------------


                                          Title:
                                                -----------------------------

                                                EXHIBIT E [TO THE TIMBERLANDS
                                                LOAN AND MAINTENANCE AGREEMENT]

                    [LETTERHEAD OF MAYS & VALENTINE L.L.P.]



                               December 1, 1997

John Hancock Mutual Life Insurance Company
John Hancock Place
200 Clarendon Street
Boston, MA 02107

     Re: $30,000,000 Loan to Bear Island Timberlands Company, L.P.

Gentlemen:

     We have acted as counsel for Bear Island Timberlands Company, L.P., a Virginia limited partnership (the "Borrower") and Brant-Allen Industries, Inc, a corporation and general partner of the Borrower (the "General Partner") in connection with the $30,000,000 loan (the "Loan") made by John Hancock Mutual Life Insurance Company ("John Hancock") to the Borrower pursuant to an
Amended and Restated Timberlands Loan and Maintenance Agreement dated as of November 24, 1997 between the Borrower and John Hancock (the "Loan Agreement"). Capitalized terms used herein and not defined herein have the same meaning as in the Loan Agreement.

     In so acting, we have reviewed the following, all dated the date of the Loan Agreement and which are referred to collectively as the "Basic Documents":


                (i)      the Note:

                (ii)     the Loan Agreement:

                (iii)    the Deed of Trust Amendment:

                (iv)     the Security Agreement Amendment, and

                (v)      the Escrow Agreement Amendment


     We have also examined such other documents as we have deemed necessary to enable us to render the opinions contained herein. When questions of fact material to our opinions were not otherwise determinable, we have relied upon certificates of public officials and representatives of

John Hancock Mutual Life Insurance Company
December 1, 1997
Page 2


the Borrower copies of which certificates have been furnished to John Hancock. We have no reason to believe that such certificates are incorrect in any material respect. We have assumed that all documents submitted to us as originals are authentic and all documents submitted to us as copies conform to the originals.

     We have not examined the title to the Land, and therefore we express no opinion with respect to such title or with respect to the priority of any lien granted or created by the Deed of Trust or the Security Agreement.

     Based on the foregoing, we are of the opinion that:

     1. The Borrower is a limited partnership duly organized and validly existing under the laws of Virginia and has the power and authority under its partnership agreement and applicable law to execute and deliver the Basic Documents and to perform its obligations thereunder. The General Partner is the only general partner of the Borrower.

     2. The execution and delivery by the Borrower of the Basic Documents have been duly authorized by proper action of the Borrower, the General Partner, and all of the limited partners of the Borrower,and such documents have been duly executed and delivered by the Borrower in the form so authorized. Neither the execution and delivery of the Basic Documents by the Borrower nor the performance by the Borrower of its obligations thereunder will violate any of the provisions of its partnership agreement, or, to the best of our knowledge after due inquiry, any agreement to which the Borrower is a party or by which it or its property is bound or any judicial order or decree binding on the Borrower or applicable to the Land.

     3. The General Partner is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

     4. Each of the Basic Documents constitutes a valid and binding obligation of the Borrower, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and (ii) the rights of acceleration and the availability of remedies under the Basic Documents may be limited by equitable principles of general applicability, However, such limitations in our judgement do not make the remedies provided for therein (taken as a whole) inadequate for the practical realization of the benefits afforded thereby.

     5. To the best of our knowledge, there are no pending or threatened actions, suits, proceedings or investigations of a legal, equitable, regulatory, administrative or legislative nature, the resolution of which could reasonably be expected to have a materially adverse effect on the business, assets or condition (financial or otherwise) of the Borrowers the General Partner,

John Hancock Mutual Life Insurance Company
December 1, 1997
Page 3


the Land or the Timberlands or the validity or enforceability of any of the Basic Documents although we have made no independent investigation other than inquiry of our client.

     6. Except as may have already been obtained, no consent, waiver, authorization of filing with or other act by or in respect of any United States federal governmental authority or any governmental authority of any state is required by law of the Borrower in connection with the execution delivery and performance of the Basic Documents. In the course of our representation of the Borrower we have not become aware of any fact which would lead us to believe (i) that the Borrower has failed to obtain any permit required for the ownership occupancy or use of the land or the Timberlands or
(ii) that the Land or the Timberlands or the current occupancy or use thereof violate or will violate any Requirement of Law on any material respect.





                                              Very Truly yours,

                                              MAYS & VALENTINE L.L.P.

                                              /s/ Mays & Valentine

                                                COMBINED EXHIBITS F AND G [TO
                                                THE TIMBERLANDS LOAN AND
                                                MAINTENANCE AGREEMENT]

                           SECTIONS 5.11 AND 5.12
                 SEMI-ANNUAL CRUISE, GROWTH AND CUTTING REPORT


                             ______ THROUGH ______
                        VOLUMES OF MERCHANTABLE TIMBER
                            HARVESTED OR DESTROYED

                                                     % of
                                 Volume            Allowable             ---------Volume---------
Product                           Cords               Cut                Tons             MBF    (1)
-------                           -----               ---                ----             ---

Pine:
     Pulpwood
     Chip-n-Saw
     Sawtimber
         Subtotal

Hardwood:
     Pulpwood
     Sawtimber
         Subtotal

              Total



Allowable Cut figures for       are:
                          -----

                                               Cords
                                           Allowable Cut

         Pine Pulpwood
         Pine Sawtimber and
              Chip-n-Saw
         Hardwood Pulpwood
         Hardwood Sawtimber





(1)      For reference purposes only on Sawtimber.

                             ______ THROUGH ______
                                HARVESTED ACRES


                           Type of Harvest                             Acres
                           ---------------                             -----
                           Clear-Cut
                           Thinning
                           Real Estate





Maps of harvested areas for each tract and the list of acres by tract by type of harvest are on file in the Woodlands office at Bear Island.

                             ______ THROUGH ______
                                DESTROYED ACRES


There have been ___ incidents of timbered acres destroyed in the reporting period.

[State circumstances and extent of any destruction.]

                             ______ THROUGH ______
                            ACRES SITE PREPARED AND
                                 ACRES PLANTED


Site Prepared:

_____ acres were prepared for planting in _______________. Maps of individual tracts are on file in the Woodlands office at Bear Island.


Planting:

_____ acres were planted in _______________.

                             ______ THROUGH ______
                     IMPROVEMENTS MADE ON THE TIMBERLANDS


[Describe any capital or other improvements made to timberland property during the period.]

                      ADMINISTRATIVE VALUE OF TIMBERLAND
                   BEAR ISLAND TIMBERLANDS COMPANY, L.L.C.

                            As of _______________


                                             Acreage In Deed of Trust
                                             ------------------------

                                            Net
Beginning of   Released/Added             Acreage           As of            Admin Value        End of Period
    Period      During Period           Adjustments(1)  End of Period         Per Acre           Admin Value
------------------------------Acres---------------------------------- | ------------------- $ --------------------
                                                                          150.00




                                          Pre-Merchantable Planted Pines
                                          ------------------------------

              Acreage                        Re-Inventory                                         Admin         End of
    Age      Beginning             Released/      and        Out        In           End of       Value         Period
 Category    of Period  Destroyed    Added       Remap     Growth     Growth         Period     Per Acre      Admin Value
   Years | --------------------------------Acres-------------------------------------------- | -----------$--------------
    0-4                                                                                               98
    5-9                                                                                              143
  10-14                                                                                              211




                                            Merchantable Timber (Cords)
                                            ---------------------------


                                                                    Re-Inventory
Category             Beginning                 Released/                 and       End of        Admin       End of Period
                     of Period    Harvested      Added      Growth      Remap      Period     Value/Cord      Admin Value
                  |Cords--------------------------|---------------------------------------$-------------    --------------
Pine
    Sawtimber                                                                                    38.00
    Chip-n-Saw                                                                                   25.00
    Pulpwood                                                                                     14.00
Hardwood
    Sawtimber                                                                                    16.00
    Pulpwood                                                                                      3.50


                  Grand Total Administrative Value of Timberland         $
                  Escrow (after 7/1/97 payment)                          -------------

                  Total Administrative Value                             $
                                                                         =============

                                  SCHEDULE 1

                   Unit Administrative Value (Per Acre/Cord)
                       of Categories of Pre-Merchantable
                     Planted Pine and Merchantable Timber

I.       Pre-Merchantable Planted Pine:

         Category                         Administrative Value/Acre
         --------                         -------------------------

         0-  4 yrs. old                           $ 98/acre
         5-  9 yrs. old                           $143/acre
         10-14 yrs. old                           $211/acre


II.      Merchantable Timber:

         Category                         Administrative Value/Cord
         --------                         -------------------------

         Pine Sawtimber                            $38/cord
         Pine CNS                                  $25/cord
         Pine Pulpwood                             $14/cord
         Hardwood Sawtimber                        $16/cord
         Hardwood Pulpwood                         $3.50/cord